UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2016

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Quantum Corporation

(Exact name of registrant as specified in its charter)

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Delaware

(State or other jurisdiction of incorporation)

1-13449	94-2665054
(Commission File No.)	(IRS Employer Identification No.)

224 Airport Parkway, San Jose, CA 95110

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 944-4000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers

Effective February 3, 2016, Philip Black resigned from his position as a director of Quantum Corporation (“Quantum”). Mr. Black had served as a member of the board of directors of Quantum (the “Board”) since August 7, 2013 and served on the Leadership and Compensation Committee of the Board.

As stated in his resignation letter, a copy of which is attached as Exhibit 17.1, Mr. Black resigned from the Board because he believes his views regarding business strategies are different from those of management and a majority of the Board, and believes that his views will not prevail.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits

            17.1        Letter from Mr. Black, dated February 3, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM CORPORATION

/s/ SHAWN D. HALL
Shawn D. Hall
Senior Vice President, General Counsel and Secretary

Dated: February 5, 2016

EXHIBIT INDEX

Exhibit	Description
17.1	Letter from Mr. Black, dated February 3, 2016.